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                                                                   Exhibit 10(p)

                    FIRST AMENDMENT TO TRUST AGREEMENT NO. 1

      This First Amendment to Trust Agreement No. 1 is made on this 10th day of September, 2002, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and KeyBank National Association, a national banking association, (formerly KeyTrust Company of Ohio, N.A.) ,as trustee (the "Trustee").

                                  WITNESSETH:

      WHEREAS, on June 12, 1997, Cleveland-Cliffs and the Trustee entered into a Trust Agreement No. 1, amended and restated effective June 1, 1997 ("Trust No. 1");

      WHEREAS, Trust No. 1 was amended by the Amendments to Exhibits to Trust No. 1, effective January 1, 2000;

      WHEREAS, Cleveland-Cliffs and the Trustee desire to further amend Trust No. 1; and

      WHEREAS, Section 12 of Trust No. 1 provides that such Trust No. 1 may be amended by Cleveland-Cliffs and the Trustee.

      NOW, THEREFORE, effective September 10, 2002, Cleveland-Cliffs and the Trustee hereby amend Trust No. 1 to provide as follows:

      The last sentence of Section 4 of Trust No. 1 is hereby amended to read as follows:

      "Thereafter, upon the request of the Company, the Trustee shall pay to Cleveland-Cliffs the excess, if any, of the balance in the Master Account over 140% of the aggregate of all of the Fully Funded amount."
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      IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused counterparts of this First Amendment to Trust Agreement No. 1 to be executed on their behalf on September 10, 2002, each of which shall be an original First Amendment to Trust Agreement No. 1.

                                    CLEVELAND-CLIFFS INC


                                    By: /s/ Randy L. Kummer
                                       -----------------------------------------
                                       Its: SVP, Human Resources
                                           -------------------------------------

                                    KEYBANK NATIONAL ASSOCIATION,
                                    as Trustee

                                    By: /s/ Kelley Clark
                                       -----------------------------------------
                                       Its: VP
                                           -------------------------------------

                                    and

                                    By: Thor Haraldsson
                                       -----------------------------------------
                                       Its: AVP
                                           -------------------------------------